UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 26, 2006

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                                MMC ENERGY, INC.
                        (f/k/a High Tide Ventures, Inc.)
             (Exact Name of Registrant as Specified in its Charter)

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            Nevada                   333-121542                 98-0493819
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)

           26 Broadway, Suite 907
             New York, New York                                10004
   (Address of Principal Executive Offices)                  (Zip Code)

                                 (212) 977-0900
              (Registrant's Telephone Number, Including Area Code)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

            As previously disclosed by MMC Energy, Inc. (the "Company") in its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2006, on such date the Company conducted an initial closing of a private placement offering (the "Offering") of its common stock deriving gross proceeds of $10,000,000.

         On May 26, 2006, the Company conducted a final closing of the Offering deriving additional gross proceeds of $2,000,000 from the sale of 2,000,000 additional shares of its common stock. The Offering was conducted pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The common stock was offered and sold only to "accredited investors," as that term is defined by Rule 501 of Regulation D.

         The Company announced the completion of the Offering in a press release issued on May 26, 2006, a copy of which is filed herewith as Exhibit 99.1.

ITEM  5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

ITEM  5.02(A) & (B) RESIGNATION OF A DIRECTOR

            Effective May 26, 2006, Brent Peters resigned as a member of the board of directors (the "Board") of the Company. The resignation of Mr. Peters was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Peters' written resignation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

            Also effective May 26, 2006, Douglas Smith resigned as a member Company's Board. The resignation of Mr. Smith was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Smith's written resignation is attached as Exhibit 99.3 to this Current Report on Form 8-K.

ITEM  5.02(D) ELECTION OF A NEW DIRECTOR

            Effective May 26, 2006, the Board appointed Martin Quinn as director, filling a vacancy that existed on the Board. The appointment of Mr. Quinn as director was not pursuant to any agreement or understanding between Mr. Quinn and any third party. Mr. Quinn is not expected to be named to a committee of the Board at this time. Mr. Quinn is currently the President and Chief Operating Officer, and a stockholder of the Company.

            From January 9, 2006 and continuing through closing of the merger of the Company's subsidiary, MMC Energy Acquisition Corp., with and into MMC Energy North America LLC on May 15, 2006 (the "Merger"), an entity named MMC Energy Management LLC provided certain management services to the Company. MMC Energy Management LLC was owned in part by Mr. Quinn. MMC Energy Management LLC was paid an aggregate of $260,000 by the Company for management services provided to the Company between January 9, 2006 and May 15, 2006. In connection with the Merger, MMC Energy Management LLC will be dissolved as soon as reasonably practicable.

            The Company disclosed the anticipated appointment of Mr. Quinn to the Board in an Information Statement on Schedule 14f-1 filed with the Securities and Exchange Commission on May 15, 2006, and the amendment thereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (d)  Exhibits.


            EXHIBIT NO.   DESCRIPTION
            99.1          Press release dated May 26, 2006.
            99.2          Statement of resignation of Brent Peters as director.
            99.3          Statement of resignation of Douglas Smith as director.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MMC Energy, Inc.


                                         By: /s/ Denis Gagnon
                                            -----------------------------
                                         Name:  Denis Gagnon
                                         Title: Chief Financial Officer

                                         Date: June 2, 2006



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                                  EXHIBIT INDEX


            EXHIBIT NO.   DESCRIPTION
            99.1          Press release dated April 20, 2006.
            99.2          Statement of resignation of Brent Peters as director.
            99.3          Statement of resignation of Douglas Smith as director.